UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 16, 2005

                        FRANKLIN STREET PROPERTIES CORP.
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             (Exact name of Registrant as Specified in its Charter)


          Maryland                   0-32615                  04-3578653
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)              Number)              Identification No.)


  41 Edgewater Place, Suite 200, Wakefield, Massachusetts          01880-6210
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        (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      On August 16, 2005, Franklin Street Properties Corp. (the "Company"), Citizens Bank of Massachusetts ("Citizens"), Bank of America, N.A. and Chevy Chase Bank, F.S.B. (with Citizens, the "Lenders") further amended and restated the Amended and Restated Loan Agreement dated August 18, 2003 (as further amended and restated, the "Loan Agreement") to provide for a three-year, $150,000,000 (the "Loan Amount") revolving credit facility intended to provide ongoing working capital and cash for other general corporate purposes of the Company and its subsidiaries, including property acquisitions, renovations, expansions, tenant improvement costs and equity investments associated with institutional grade income-producing properties and to pay costs and expenses incidental to closing loans under the Loan Agreement. Pursuant to the terms of the Loan Agreement, the Company is permitted to borrow funds from the Lenders up to the Loan Amount, with a $15,000,000 sublimit for letters of credit. Borrowings made under the Loan Agreement bear interest at a rate based either on Citizens' prime rate or on a LIBOR rate, as determined by the Company at the time of borrowing. Loans outstanding under the Loan Agreement may be prepaid at any time in whole or in part without premium or penalty, with limited exceptions. The Company has agreed to apply the net proceeds it receives upon syndication to repay outstanding loans under the Loan Agreement. The Loan Agreement contains customary representations and warranties, as well as customary events of default and affirmative covenants. In addition, there are customary negative covenants, including financial covenants and covenants relating to liens, investments, indebtedness, fundamental changes, dispositions, and dividends and distributions. The Loan Agreement terminates and any outstanding loans under it mature on August 18, 2008.

      The Loan Agreement is attached to this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference. The foregoing summary of the Loan Agreement is qualified in its entirety by the complete text of the Loan Agreement filed herewith.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

      The information contained above under Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable.

      (c)   Exhibits

            See Exhibit Index attached hereto.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FRANKLIN STREET PROPERTIES CORP.


Date:  August 16, 2005             By: /s/ George J. Carter
                                       --------------------
                                       George J. Carter
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.             Description
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10.1                    Second Amended and Restated Loan Agreement, dated as of
                        August 16, 2005, by and among Franklin Street
                        Properties Corp., certain of its wholly-owned subsidiaries, Citizens Bank of Massachusetts, Bank of
                        America, N.A., Chevy Chase Bank, F.S.B. and other lenders which may become party thereto from time to time.